UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2003

King Pharmaceuticals,Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
PRESS RELEASE
PRESS RELEASE

Item 5. Other Events

     Effective January 8, 2003, King Pharmaceuticals, Inc., a Tennessee corporation, merged with Meridian Medical Technologies, Inc. The transaction was previously announced. Under the terms of the agreement, Meridian shareholders will receive a cash payment of $44.50 for each share of Meridian common stock held of record on January 8, 2003. On January 8 and January 9, 2003, King issued press releases regarding, respectively, the approval of the transaction by shareholders of Meridian and the closing of the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements on Businesses Acquired.

None.

     (b)  Pro Forma Financial Information.

None.

     (c)  Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibits:

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated January 8, 2003.

99.2	Press Release of King Pharmaceuticals, Inc. dated January 9, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 9, 2003

KING PHARMACEUTICALS, INC.

By: /s/ James R. Lattanzi James R. Lattanzi Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated January 8, 2003.

99.2	Press Release of King Pharmaceuticals, Inc. dated January 9, 2003.